SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Van Wagoner Funds, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VAN WAGONER FUNDS, INC.
3 Embarcadero Center
Suite 1120
San Francisco, California 94111

_______________________________________________

Notice of Special Meeting of Shareholders
of Van Wagoner Funds, Inc.
To Be Held January 29, 2007
_______________________________________________

To Van Wagoner Funds Shareholders:

     We invite you to attend a special meeting (the “Special Meeting”) of shareholders of the Van Wagoner Small-Cap Growth Fund, Van Wagoner Growth Opportunities Fund, Van Wagoner Emerging Growth Fund, Van Wagoner Post-Venture Fund, Van Wagoner Mid-Cap Growth Fund and Van Wagoner Technology Fund (each, a “Fund” and collectively, the “Funds”), portfolios of Van Wagoner Funds, Inc. (the “Company”). The Special Meeting will be held at the offices of Van Wagoner Capital Management, Inc., 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on January 29, 2007, at 10:00 a.m., local time, for the following purposes:

1.	to elect five new independent directors of the Company, all of whom have been nominated by the independent directors of the Board of Directors; and

2.	to consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

     We have enclosed with this proxy statement a proxy card solicited by our Board of Directors. Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

     We look forward to seeing you at the Special Meeting.

VAN WAGONER FUNDS, INC.

ELYCE D. DILWORTH
Secretary

San Francisco, California
December 21, 2006

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

     Our Board of Directors has sent you this proxy statement to ask for your vote as a shareholder of the Company regarding the election of five directors to the Company’s Board of Directors.

Who is entitled to vote?

     If you owned shares of the Small-Cap Growth Fund, Growth Opportunities Fund, Emerging Growth Fund, Post-Venture Fund, Mid-Cap Growth Fund or Technology Fund as of the close of business on the record date of December 6, 2006 (the “Record Date”), then you are entitled to vote. On the Record Date, the number of outstanding shares of each Fund entitled to vote at the Special Meeting was as follows:

Fund	Shares
Small-Cap Growth Fund	1,304,573
Growth Opportunities Fund	1,181,434
Emerging Growth Fund	7,963,209
Post-Venture Fund	804,204
Mid-Cap Growth Fund	391,641
Technology Fund	431,803
Total	12,076,864

     You will be entitled to one vote per share for each share that you own on the Record Date. The shareholders of all of the Funds will vote as a single class at the Special Meeting.

How do I vote my shares?

     For your convenience, you may vote your shares in the following four ways.

     In Person: You may vote your shares in person at the Special Meeting if you attend.

     By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

     By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

     By Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

How will proxies be solicited?

     We will solicit proxies by mail. Certain of our officers and employees may solicit by telephone or personally. We will not pay these officers and employees specifically for soliciting proxies. The Company will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. We reserve the right to retain a proxy solicitor to solicit proxies, in which case the Company will pay the solicitor’s fees and expenses. To reduce expenses and duplicate mail, we will send only one copy of this proxy statement to each household address (i.e., householding) unless we have received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call 1-800-228-2121 and we will promptly send you a separate copy.

What happens if other matters come up at the Special Meeting?

     The matter described in this proxy statement is the only matter that we know of that will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxyholders named in the proxy card will vote your shares as they see fit.

What happens if the Special Meeting is adjourned?

     The Special Meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve the proposal are not received. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

What constitutes a quorum?

     A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the proposal, a quorum is present if shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting are present in person or by proxy.

What happens if I sign and return my proxy card but do not mark my vote?

     Elyce Dilworth and Julie Asti, as proxies, will vote your shares in favor of our proposed director nominees.

May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving the Funds’ Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

Who will count the votes?

     MIS, an ADP Company, 60 Research Road, Hingham, Massachusetts 02043, will count the votes and act as inspector of elections.

How can I obtain a copy of the annual report and semi-annual report?

     You may request a copy of our most recent annual report and semi-annual report succeeding the annual report, if any, by writing to Van Wagoner Funds, Inc., P.O. Box 9682, Providence, Rhode Island 02940-9682, Attention: Corporate Secretary, or by calling 1-800-228-2121. We will furnish these copies free of charge.

VAN WAGONER FUNDS, INC.
3 Embarcadero Center
Suite 1120
San Francisco, California 94111
www.vanwagoner.com
_____________________

Proxy Statement
_____________________

For Special Meeting Of Shareholders
To Be Held January 29, 2007

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Van Wagoner Funds, Inc. (the “Company”) to be voted at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of Van Wagoner Capital Management, Inc., 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on January 29, 2007, at 10:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The mailing of the Notice of Special Meeting, this proxy statement and the accompanying proxy card will take place on or about December 21, 2006.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following tables set forth certain information regarding the beneficial ownership of shares of the Funds as of December 6, 2006 by: (a) each person or entity known by the Funds to beneficially own more than five percent of the shares of the Fund in question; (b) the named executive officer, Elyce Dilworth, each director and each nominee; and (c) the named executive officer, directors and nominees as a group:

	Number of Shares Beneficially Owned and Percentage Ownership in the:
		Growth		Post-	Mid-Cap
Name of	Small-Cap	Opportunities	Emerging	Venture	Growth	Technology
Beneficial Owner	Growth Fund	Fund	Growth Fund	Fund	Fund	Fund
Charles Schwab & Co.,	195,458	86,338	987,885	222,441	90,650	110,517
Inc.(1)	14.98%	7.31%	12.41%	27.66%	23.15%	25.59%
National Financial	162,578	106,674	948,810	208,578	73,903	99,222
Services Corp.(1)	12.46%	9.03%	11.91%	25.94%	18.87%	22.98%
National Investor
Services FBO(1)	—	—	—		21,818	25,008
					5.57%	5.79%
Michael J. and Marianne			451,037
Sullivan(1)	—	—	5.66%	—	—	—
Elyce D. Dilworth	—	—	—	—	—	—
Larry P. Arnold	—	—	—	—	—	—
Kurt B. Grutzmacher	—	—	—	—	—	—
Dr. Michael Hruskocy	—	—	—	—	—	—
Sven A. Wehrwein	—	—	—	—	—	—
Anthony J. Boglioli	—	—	—	—	—	—
Greg Linn	—	—	—	—	—	—
Edward C. Peterson	—	—	—	—	—	—
Edward L. Pittman	—	—	—	—	—	—
Andrew H. Roediger	—	—	—	—	—	—
Named executive
officer, directors
and nominees as a
group
(ten persons)	—	—	—	—	—	—
____________________

(1)

Shareholders of record, not beneficial owners. Charles Schwab & Co., Inc.’s address is 101 Montgomery Street, San Francisco, California 94104. National Financial Services Corp.’s address is Attention: Mutual Funds, 5th Floor, 1 World Financial Center, New York, New York 10281. National Investor Services FBO’s address is 55 Water Street, 32nd Floor, New York, NY 10041. Michael J. and Marianne Sullivan’s address is 2008 Springfield Avenue, Kingsport, TN 37664.

AUDIT AND NON-AUDIT FEES

Independent Registered Public Accounting Firm

     On June 8, 2006, Ernst & Young LLP resigned as the Funds’ independent registered public accounting firm. On December 11, 2006, the Board of Directors selected Tait, Weller & Baker as the Funds’ new independent registered public accounting firm.

     During the two most recently completed fiscal years the audit reports of Ernst & Young LLP contained no adverse opinion or disclaimer of opinion, nor were its reports qualified as to uncertainty, audit scope or accounting principles. During the two most recently completed fiscal years and the current fiscal year, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practice, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the disagreement in its reports.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee of the Board of Directors is required to pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm engaged by the Company (the “Auditor”). The Audit Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Funds’ investment adviser, Van Wagoner Capital Management, Inc., and (b) any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the Company (entities in (a) and (b), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Company.

     There is an exception to the foregoing pre-approval requirement for non-audit services provided to the Company that applies if (a) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitute no more than five percent of the total fees and costs paid by the Company to the Auditor during the fiscal year during which such non-audit services are provided; (b) at the time of engagement for such services, the Company did not recognize that the services were “non-audit services” that required pre-approval; and (c) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit (the “de minimis exception”). In addition, there is an exception to the foregoing pre-approval requirement for non-audit services provided to Service Affiliates of the Company that applies if (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitute no more than five percent of the total fees and costs paid by the Company and its Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Company did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

Fees for Services to the Company

     The following table provides information on the aggregate fees billed by Ernst & Young LLP for services rendered to the Company for each of the last two fiscal years:

	Audit	Audit-		All
Fiscal Year Ended	Fees(1)	Related Fees	Tax Fees(2)	Other Fees	Totals
December 31, 2005	$162,950	$—	$27,150	$—	$190,100
December 31, 2004	$183,419	$—	$36,500	$—	$219,919
____________________

(1)	Includes aggregate fees billed for professional services rendered for the audit of the Funds’ annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Funds.

(2)	Includes aggregate fees billed for tax compliance, tax advice and tax planning.

Fees for Non-Audit Services

     During the past two fiscal years, Ernst & Young LLP did not bill any non-audit fees for services rendered to the Company, Van Wagoner Capital Management, Inc. or any entity controlling, controlled by, or under common control with, Van Wagoner Capital Management, Inc.

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

     At the Special Meeting, five directors will be elected to hold office until their respective successors are chosen and qualified. The current directors of the Company who are not “interested persons” of the Company or the Funds as that term is defined in the Investment Company Act of 1940 (the “Independent Directors”) have nominated five persons for election. As proxies, Elyce D. Dilworth and Julie Asti intend to vote for the election of all of the Board of Directors’ nominees and any other person that the Board of Directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the Special Meeting. Each nominee has consented to being named as a nominee and to serve if elected. Each of the current directors will resign as a director immediately following the election of the new directors. None of the current directors has a disagreement with the Company on any matter relating to its operations, policies or practices.

     The following table includes certain important information regarding the director nominees, as well as the officers of the Company:

Number of
				Portfolios in	Other
				Fund Complex	Directorships
				Overseen by	Held by
	Position(s)	Term of Office		Director or	Director or
Name, Address	Held with	and Length of	Principal Occupation(s)	Nominee for	Nominee for
and Age	Fund	Time Served	During Past 5 Years	Director	Director
“Disinterested Persons”
Anthony J. Boglioli	Director	Indefinite,	Retired. Mr. Boglioli	6	None
3 Embarcadero	Nominee	until	is the former President
Center		successor	of Whitehall Brokerage
Suite 1120		elected	Services, Ltd. He served
San Francisco,			as the chairman of the
CA 94111			Amex Membership
Age: 59			Corporation Board of
Directors from 2002 to
2005 and as a member of
the Board of Directors
from 1998 to 2005; as
Vice Chairman of the
Amex Adjudicatory
Council from 1998 to
2005; as member of the
NASD, Inc. Board of
Governors from 1998 to
2005; and as a Director
of the American Stock
Exchange from 1992 to
2005 serving as Vice
Chairman from 1996 to
2005.

Greg Linn	Director	Indefinite,	Mr. Linn is the	6	None
3 Embarcadero	Nominee	until	proprietor of Ambullneo
Center		successor	Vineyards, a producer of
Suite 1120		elected	fine wines, since 2001.
San Francisco,
CA 94111
Age: 51

Edward C. Peterson	Director	Indefinite,	Mr. Peterson has been	6	None
3 Embarcadero	Nominee	until	the Vice-President of
Center		successor	Peterson and Collins,
Suite 1120		elected	Inc., a commercial,
San Francisco,			industrial and single-
CA 94111			family housing
Age: 53			construction company
since 1977.

Number of
				Portfolios in	Other
				Fund Complex	Directorships
				Overseen by	Held by
	Position(s)	Term of Office		Director or	Director or
Name, Address	Held with	and Length of	Principal Occupation(s)	Nominee for	Nominee for
and Age	Fund	Time Served	During Past 5 Years	Director	Director
Edward L. Pittman	Director	Indefinite,	Mr. Pittman is an	6	None
3 Embarcadero	Nominee	until	attorney with Thelen
Center		successor	Reid Brown Raysman
Suite 1120		elected	& Steiner LLP in its
San Francisco,			Washington, D.C. office.
CA 94111			He has worked in the
Age: 50			securities industry for
over 20 years. He was a
principal of Quantitative
Advisors, Inc. from
1992-1998, serving as
Chief Executive Officer
during much of the
period. He was President
of the Quantitative
Group of Funds, a
registered investment
company, from
1994-1998. He was a
principal of U.S. Boston
Capital Corporation, a
registered broker-dealer,
from 1993 until 1999.
He began his career as
an attorney with the
U.S. Securities and
Exchange Commission,
eventually serving as
Assistant Chief Counsel
for Market Regulation
and counsel to a
Commissioner.

Andrew H.	Director	Indefinite,	Mr. Roediger is the	6	None
Roediger	Nominee	until	President of Marion
3 Embarcadero		successor	Advisory Partners,
Center		elected	LLC, a real estate
Suite 1120			development firm,
San Francisco,			since April 2004 and
CA 94111			an Arizona registered
Age: 42			investment adviser from
May 1997 until April
2004.

Number of
				Portfolios in	Other
				Fund Complex	Directorships
				Overseen by	Held by
	Position(s)	Term of Office		Director or	Director or
Name, Address	Held with	and Length of	Principal Occupation(s)	Nominee for	Nominee for
and Age	Fund	Time Served	During Past 5 Years	Director	Director
“Officer”
Elyce D. Dilworth	President,	Indefinite,	Ms. Dilworth has been	Not	Not
3 Embarcadero	Secretary,	until	the Chief Compliance	applicable.	applicable.
Center	Treasurer	successor	Officer of the Funds
Suite 1120	and Chief	elected	since June 2004; was
San Francisco, CA	Compliance		Senior Vice President
94111	Officer	Served	of UMB Fund Services
Age: 40		as Chief	from 2002 to 2003; and
		Compliance	was Vice President of
		Officer since	UMB Fund Services
		June 2004;	from 2000 to 2002.
served as
President,
Secretary
and Treasurer
since
December
2004

Ownership of Directors and Nominees

     None of the Directors or Nominees beneficially owned any shares of the Funds as of the Record Date.

Compensation Information

     Any Director of the Company who is an officer of the Adviser and an officer of the Funds receives no remuneration from the Funds. Effective May 3, 2005, the Independent Directors are paid a fee of $5,000 ($7,500 for the Independent Chairman) for each regular quarterly meeting attended, $1,000 ($1,500 for the Independent Chairman effective March 13, 2006) for each special meeting attended and $1,000 ($1,500 for the Audit Committee Chairman) for each Audit Committee Meeting attended.

Meetings of the Board of Directors and Committees

     The Board of Directors has an Audit Committee comprised of three members of the Board of Directors, Messrs. Arnold, Grutzmacher and Wehrwein, all of whom are Independent Directors. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls, to approve all auditing and other services provided to the Funds by their independent auditors and to review certain other matters relating to the Funds’ auditors and financial records. The Audit Committee met 5 times in 2006.

     The Board of Directors does not have a standing nominating committee. The Board of Directors believes that it is appropriate not to have a nominating committee because the Board of Directors as a whole can adequately serve the function of considering potential director nominees from time to time as needed.

     The Board of Directors held 16 meetings in 2006. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which the director served.

General Nominating Policies, Procedures and Processes

     The Board of Directors as a whole is responsible for identifying, evaluating and recommending nominees for director. If at any time the Board of Directors is not comprised entirely of Independent Directors, only the Independent Directors will be responsible for selecting and nominating independent director candidates. While the Board of Directors and Independent Directors (with respect to selecting and nominating independent directors) do not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for director, the Board of Directors or the Independent Directors, as the case may be, seek to ensure:

1.	that the Board of Directors possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2.	that the Board of Directors is comprised of directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Funds.

     The Board of Directors and Independent Directors (with respect to selecting and nominating independent directors) look at each nominee on a case by case basis regardless of who recommends the nominee to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board of Directors or the Independent Directors, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1.	High standards of integrity, commitment and independent thought and judgment. The candidate must also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

2.	Relevant experience with a range of skills that will allow the candidate to provide sound guidance with respect to the Company’s operations and interests.

3.	The ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all materials in advance.

4.	The ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Funds. While being collegial, the candidate should have the ability to be direct and not be afraid to disagree on important issues.

5.	For audit committee members, experience in the review of financial statements and satisfaction of any independence requirements of applicable rules and regulations.

Process for Shareholder Director Nominees

     The Board of Directors and Independent Directors (with respect to selecting and nominating independent directors) do not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. Because of the size of the Board of Directors and the historically small turnover of its members, the Board of Directors and Independent Directors (with respect to selecting and nominating independent directors) address the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board of Directors and Independent Directors (with respect to selecting and nominating independent directors) have determined that it is appropriate not to have such a policy at this time.

     While the Board of Directors and Independent Directors (with respect to selecting and nominating independent directors) are not required to consider candidates recommended by the Funds’ shareholders for election as directors, the Board of Directors in its discretion may consider such recommendations. Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

     A shareholder recommendation for a director nominee should be delivered to Van Wagoner Funds, Inc., Attention: Secretary, 3 Embarcadero Center, Suite 1120, San Francisco, California 94111.

Shareholder Communications with Board of Directors

     Shareholders of the Funds may communicate with the Board of Directors (or individual directors serving on the Board of Directors) by sending written communications, addressed to the Board of Directors as a group or any individual director, to Van Wagoner Funds, Inc., Attention: Board of Directors, at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, who will ensure that this communication (assuming it is properly marked care of the Board of Directors or care of a specific director) is delivered to the Board of Directors or the specified director, as the case may be.

Attendance of Directors at Annual Meetings

     The Funds do not hold annual meetings and therefore do not have a policy with regard to directors’ attendance at such meetings.

Required Vote

     Shareholders elect directors by a plurality of the votes cast by shares that are entitled to vote in the election, assuming a quorum is present. For this purpose, a “plurality” means that nominees receiving the largest number of votes from the shareholders of the Funds will be elected as directors. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention or otherwise, will not affect the election of the directors.

Recommendation

     The directors recommend a vote “FOR” all of the director nominees.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     The Funds’ investment adviser is Van Wagoner Capital Management, Inc., whose principal office is located at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111. The Funds’ administrator is PFPC Inc., whose principal office is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. The Funds’ principal underwriter is PFPC Distributors, Inc., whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

MATERIAL LEGAL PROCEEDINGS

     In 2001, the Company and the Adviser were named as defendants in an antitrust class action lawsuit alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The lawsuit was dismissed in November 2003. The dismissal was appealed and in September 2005 the appeals court issued a decision, vacating and remanding the trial court’s decision for further proceedings. In March 2006, the appeals court issued an order staying the proceeding pending defendants’ appeal to the United States Supreme Court. The Company and the Adviser intend to vigorously contest the lawsuit. Given the preliminary nature of the lawsuit, an evaluation of the likelihood of a favorable or unfavorable outcome cannot be determined at this time.

RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

     The Company’s Board of Directors knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

     YOU MAY REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, BY WRITING TO VAN WAGONER FUNDS, INC., P.O. BOX 9682, PROVIDENCE, RHODE ISLAND 02940-9682, ATTENTION: CORPORATE SECRETARY, OR BY CALLING 1-800-228-2121. WE WILL FURNISH THESE COPIES FREE OF CHARGE.

VAN WAGONER FUNDS, INC.

Elyce D. Dilworth
Secretary
San Francisco, California
December 21, 2006

VAN WAGONER FUNDS
C/O PROXY TABULAR
P.O. BOX 9132
HINGHAM, MA 02043-9132

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	VANWA1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VAN WAGONER FUNDS

The Board of Directors recommends that you vote FOR ALL NOMINEES.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
			All	All	Except
1.	Election of Directors:
	(01) (02) (03) (04) (05)	Anthony J. Boglioli Greg Linn Edward C. Peterson Edward L. Pittman Andrew H. Roediger	☐	☐	☐

Vote on Proposal						For	Against	Abstain

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.					☐	☐	☐

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. Joint owners should each sign. Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please use your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VAN WAGONER FUNDS, INC.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS OF VAN WAGONER FUNDS, INC.

     The undersigned constitutes and appoints Elyce Dilworth and Julie Asti and each of them, each with full power to act without the other, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote, as designated on the reverse side of this card, with the same effect as the undersigned all shares of the above-referenced fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Van Wagoner Funds, Inc. on Monday, January 29, 2007, at 10:00 a.m., local time, at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, and at any adjournment or postponement thereof.

     This proxy will be voted as specified. If no specification is made, this proxy will be voted "FOR" each of the Director nominees of the Company specified herein. If other matters are properly presented at the Special Meeting, the proxies designated herein will vote in their discretion.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

PLEASE SIGN AND DATE ON THE REVERSE SIDE.